Exhibit 99.1

January 2019 Reinvigorate, Deliver Innovate and Nasdaq: VVUS

Forward Looking Statements Non-GAAP Financial Measures ©2018 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 2 Forward Looking Statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks, uncertainties and other factors, including risks and uncertainties related to potential change in our business strategies for the Company and for each of our products; risks and uncertainties related to size and growth of the applicable markets, our expected future revenues, operations and expenditures; risks and uncertainties related to our history of losses and variable quarterly results; risks and uncertainties related to the timing, strategy, tactics and success of the marketing and sales of PANCREAZE; risks and uncertainties related to our, or our partner’s, ability to successfully commercialize Qsymia; risks and uncertainties related to our ability to identify and acquire cash flow generating assets; risks and uncertainties related to our ability to successfully complete on acceptable terms, and on a timely basis, avanafil partnering discussions for unpartnered territories under our license with MTPC; risks and uncertainties related to our ability to successfully develop or acquire a proprietary formulation of tacrolimus as a precursor to the clinical development process; risks and uncertainties related to our ability to address or potentially reduce our outstanding balance of the convertible notes due in 2020; risks and uncertainties related to our, or our current or potential partners’, ability to gain approval for Qsymia in territories outside the U.S.; risks and uncertainties related to our ability to work with FDA to significantly reduce or remove the requirements of the clinical post-approval cardiovascular outcomes trial, or CVOT; risks and uncertainties related to the impact of the indicated uses and contraindications contained in the Qsymia label and the Risk Evaluation and Mitigation Strategy, or REMS, requirements; and risks and uncertainties related to our discussions with the European Medicines Agency, or EMA, relating to the resubmission of the marketing authorization application for Qsymia, and the assessment by the EMA of the marketing authorization application. These risks and uncertainties could cause actual results to differ materially from those referred to in these forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. Investors should read the risk factors set forth in VIVUS’ Form 10-K for the year ended December 31, 2017 as filed on March 14, 2018, and as amended by the Form 10-K/A filed on April 26, 2018, and periodic reports filed with the Securities and Exchange Commission. VIVUS does not undertake an obligation to update or revise any forward-looking statements. Use of Non-GAAP Financial Measures We supplement our condensed consolidated financial statements presented on a GAAP basis by providing additional measures which are considered non-GAAP under applicable SEC rules, such as EBITDA and Enterprise Value. We believe that the disclosure of these non-GAAP measures provides investors with additional information that reflects the basis upon which our management assesses and operates our business. These non-GAAP financial measures are not in accordance with GAAP and should not be viewed in isolation or as a substitute for GAAP net loss and are not a substitute for, or superior to, measures of financial performance performed in conformity with GAAP.

VIVUS

Contents

- Overview Page 4
- Pharmaceuticals Page 7
- Acquisitions Page 14
- Debt Page 17
- Financials Page 19
- Strategic Development Page 21

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©2019 VIVUS Inc. All rights reserved
| www.vivus.com | Nasdaq: VVUS
INNOVATIVE THERAPIES-NOVEL PRODUCTS

Overview

VIVUS

Brief Overview of Company

HISTORY

1991 – Apr 30th, 2018

- Founded as sexual health biopharmaceutical and device company
- IPO'ed in 1993
- Company had four products approved
- Multiple CEO's
- Activist Shareholders
- 2 Commercial Products
- 1 Development Asset

RESET

May 1st, 2018 – June 30th, 2018 – Hard Reset

- New Management Team
- Acquired PANCREAZE and Developed a Growth Strategy
- Developed QSYMIA Growth Plan
- Continued Licensing Strategy for STENDRA and QYSMIA
- Progressed Development Asset VI-0106
- $115M Cash
- $300M Debt
- TEV ~$230M

GROWTH

July 1st, 2018 – Future

- Grow revenue and EBITDA for PANCREAZE and QSYMIA
- License STENDRA and QSYMIA in available territories
- Seek Acquisitions $25M to $40M of EBITDA
- Restructure and Pay Down Debt
- Continue Development of VI-0106
- Maintain Financial Discipline

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©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS
INNOVATIVE THERAPIES-NOVEL PRODUCTS

Overview Investment Highlights This is the first quarter VIVUS generated positive EBITDA based on bond almost two years ahead of schedule performance, VIVUS expects to be able to address the remaining structured sales force QYSMIA ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 5 •Generated recurring positive non-GAAP EBITDA of $4.8M in Q3 2018. recurring revenue in the last 10 years •Repurchased/restructured $68.6M of the May 2020 $250M convertible •Between cash on hand and debt capacity from forecasted EBITDA $181.4M of debt due May 2020 •Building sales force to launch PANCREAZE in Q1 2019 •Completed pilot programs for QSYMIA relaunch coupled with a newly •Active discussion with additional partners on STENDRA/SPEDRA and •Continued progress on VI-0106 PAH development program

Overview Management Focus Next 24 Months ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 6 •Drive Qsymia revenue and profitability with the Transformative Pharmaceutical Operating Model •Re-launch PANCREAZE in Q1 2019 •New sales team and excellent market insights •Leverage the Transformative Pharmaceutical Operating Model •Continue addressing the $181.4M of convertible notes due in May 2020 by driving operating performance and maintaining financial discipline while carefully considering our financing alternatives •Accelerate development of VI-0106 •Obtain additional regulatory approvals and partners in open territories for STENDRA/SPEDRA and certain strategic territories for Qsymia •Acquire additional cash flow positive healthcare/pharmaceutical assets •Launch VIVUS HEALTH PLATFORM

Overview Management Team • McKesson, BMS, OTN, BVCF, ORIX, Willow • Johnson & Johnson, Novartis, KRIM, Willow • Deloitte and Touche, Alexza Pharmaceuticals, Pharmacyclics, Incyte, • Wilson, Sonsini, Goodrich and Rosati P.C. • Glaxo Smith Kline, ICC, Novartis • Elan, Merck, Schering Plough, Sanofi Aventis • The Upjohn, Sanofi, Novartis, Willow ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 7 Name /Role Experience John Amos Chief Executive Officer • 24+ years in Healthcare as CEO, Investor, Board Member and Executive Ken Suh President • 20+ years in Healthcare as CEO and Executive Mark Oki Chief Financial Officer • 20+ years in Healthcare as CFO and Finance Executive John Slebir General Counsel / SVP Business Development • 25+ years in Healthcare as GC, Business Development, Corporate Secretary Deborah Larsen Chief Strategy Officer (Commercial Ops) • 25+ years in Global Marketing Roles Santosh Varghese, M.D. Chief Medical Officer • 20+ years in Healthcare as Senior Executive Scott Oehrlein Chief Operations Officer • 30+ years in Healthcare as Senior Executive

Pharmaceuticals Pharmaceutical Assets Track and Breakthrough Therapy designation ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 8 Pre-Clinical Phase 1 Phase 2 Phase 3 Approved PANCREAZE® -EPI due to Cystic Fibrosis + other conditions Qsymia® -Obesity (Planned EU refiling based on real world data) -Obstructive Sleep Apnea -NASH Avanafil (STENDRA®/SPEDRA®) -Erectile Dysfunction (Marketing authorization ongoing in MENA and Russia/CIS) VI-0106 -Pulmonary Arterial Hypertension Orphan Status Granted; VIVUS is seeking Fast

Pharmaceuticals Qsymia is a safe and effective therapy for body mass index management Proprietary extended-release formulation combining low doses of active ingredients from two previously approved compounds, phentermine and topiramate We believe the 3-month data from our CONQUER study supports short-term use, demonstrating weight loss reductions of 15-19 pounds and reductions of 2-3 inches from waist ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 9 93.3M Americans are living with a BMI greater than 30 according to CDC Approximately 10-17% of the 93.3M Americans are willing to take a daily pill to help manage their weight In 2011, the American Board of Obesity Medicine (ABOM) was established In 2013, 587 Physicians were certified as ABOM Physicians, by 2018 2,656 Physicians have been certified as ABOM Physicians https://www.abom.org/stats-data/ All States have populations with 20% or greater with >30 BMI 7 states have a populations with 35% or greater with >=30 BMI Based on 2008 dollars, the cost of obesity in the American Healthcare system is $147B per annum In 2017, the total weight loss market was $66B, a combination of OTC diet pills, diet foods, counseling centers and pharmaceuticals To address this market, VIVUS has reorganized the sales team of 18 reps to focus on high value territories and modified the sales compensation model, additionally we are now employing a call center model We are streamlining the product acquisition process for the patient based on results of two successful pilot program that we ran in Texas and Georgia We intend to integrate wearables technology, nutritional science, on-line prescribing and VIVUS pharmaceutical technology to create the Transformation Pharmaceutical Operating Model Qsymia has been used to treat over 600K Americans. We believe with the changes that we are making we will be able to treat closer to 6M to 11M Americans generating revenue in the $50M to $120M range per annum

Pharmaceuticals • PANCREAZE is indicated for exocrine pancreatic insufficiency (EPI) due to cystic fibrosis or other conditions Pancreatic enzyme preparation consisting of pancrelipase, an extract derived from porcine pancreas glands Provides proven benefits to EPI patients Indicated for both pediatric and adult EPI patients ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 10 Approximately $1B market place in the US and Canada for therapies that treat EPI and growing at 6% per annum 20% of the market is generated by Cystic Fibrosis patients 51% of the market is generated by acute pancreatitis patients 11% of the market is generated by pancreatic cancer patients VIVUS is providing support for investigator sponsored trials in pancreatic cancer Q1 2019 the new PANCREAZE focused sales force will address the top 1500 prescribers. These prescribers represent 35% of the total Market We believe our 2600 unit dose is optimal size for the pediatric Cystic Fibrosis patient Due to the FDA requirements for the approval of animal based EPI products, we believe the entire EPI class has a significant barrier to entry We intend to support our patient support program with a best in class nutritional supplements program Our comprehensive patient centered EPI patient experience is being developed to be unique in the EPI market place We intend to integrate wearables technology, nutritional science, on-line prescribing and VIVUS pharmaceutical technology to create the Transformation Pharmaceutical Operating Model We believe that our sales and marketing programs related to PANCREAZE will allow us to grow share in the EPI space to $60M - $90M per annum

Pharmaceuticals • STENDRA is a phosphodiesterase 5 (PDE5) inhibitor indicated for the treatment of erectile dysfunction ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 11 Generics Market Due to Viagra and Cialis going off Patent US, South America, Canada and India Rights were sold to Metuchen Pharmaceuticals European Rights were licensed exclusively to Menarini Group Our BD team is continuing to explore licensing in new territories Recent Approvals Saudi Arabia Jordan Pending Approvals UAE Russia Discussions MENA Russia/CIS Mexico/Central America Israel/Turkey Continue to drive licensing opportunities Not a significant driver of long-term financial performance

Pharmaceuticals VIVUS

VI-0106 PAH

- Tacrolimus for the Treatment of Pulmonary Arterial Hypertension (PAH)

PAH is a serious, rare, and progressive disease	Progressive narrowing in pulmonary arteries, resulting in right heart failure and ultimately death	5 Year survival rate is ~22.8% assuming WHO class III/IV patients	Existing drug therapies ONLY target symptoms and slow progression of disease, while failing to substantially modify the disease course
Tacrolimus, a drug approved in multiple organ transplant settings, has demonstrated efficacy in PAH and could be an important new class of therapy that addresses the underlying cause of disease	Large growth market: ~$4.5B worldwide ~$2.7B U.S. in 2015	Potential for "Fast Track" and/or "Breakthrough Therapy" designation	Potentially class/disease modifying, extending life expectancy
Approximately 217K Patients are currently living with PAH, 70% to 80% of these patients are female	Assuming Clinical Breakthrough designation VI-0106 could be approved in 2021	VIVUS is exploring opportunities to advance the development of VI-0106, a proprietary formulation of tacrolimus, in a manner consistent with its capital objectives	**Based on compassionate use data, our UK based Phase 1 trial and Investigator led Phase 2 data, we remain bullish on this program and technology**

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©2019 VIVUS Inc. All rights reserved
| www.vivus.com | Nasdaq: VVUS
INNOVATIVE THERAPIES-NOVEL PRODUCTS

Pharmaceuticals PAH Clinical Overview The progressive narrowing in pulmonary arteries leading to heart failure ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 13

VIVUS Pharmaceuticals Worldwide Market for PAH Therapies $4 500 $4 000 $3,500 $3,000 $2500 $2,.000 $1 500 $1,000 $500 $-Adempas Adcirca Revatio Opsun1.it Letairis Tracleer •orentiram •Tyvaso •Ren1odulin •ventavis Flolan 0.._', C/J Q ;.:= ..... ...... ] ::s ...... 2007 2008 2009 2010 2011 Year 2012 2013 2014 2015* Vl-0106 Revenue Potential $7SOM to $1B Globally Graph: LifeSci Capital, Sector Analysis,Feb 4, 2016 ©2019 v1vus Inc. All rights reserved I www.vivus.com I Nasdaq: VVUS INNOVATIVE THERAPIES-NOVEL PRODUCTS 14 0.1 2015 {$M)

Pharmaceuticals Tacrolimus Experience in PAH patients ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 15 •Compassionate use •3 end-stage patients, WHO functional class 3 and 4 •Positive impact on clinical outcomes •Dramatically reduced rate of hospitalizations •Functional class improvements observed •Phase 2a study •Randomized, double-blind study •23 WHO functional class 1 and 2 patients titrated to target blood levels •All target blood levels well tolerated •No drug-related SAEs, nephrotoxicity or incident diabetes •GI complaints (nausea, diarrhea) may provide a useful tolerability marker •Study population precluded useful efficacy assessments •Phase 1 PK Study •Evaluate the pharmacokinetic (PK) profile of VI-0106 in healthy volunteers •Results showed prototype formulations had PK profiles consistent with earlier in-vitro evaluations, namely an extended Tmax, a lowered Cmax, and an increased AUC (Area Under the Curve) compared to available immediate release tacrolimus.

Acquisitions Asset Acquisition Philosophy ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 16 •As a core VIVUS activity, we are evaluating additional in-licensing and acquisition candidates that would meet our goals of meeting patients’ needs while working toward profitability and creating stockholder value. •Our approach to evaluating these opportunities •The price of the target asset has to be defined early in the process as being in a range that would generate acceptable returns on invested capital. •While we utilize financial leverage, we will not financially engineer returns. •We need to see that the product has some market barriers to entry for at least a defined period of time, or that the market has flushed through a number of competitors. •Identify products that have a significant clinical following and are important in the treatment of the medical condition(s) for which the product is indicated. •Acquire assets that don’t require heroic or large number of strategies to achieve our performance targets. Turnaround assets can become cash flow positive, but there are limits to the activities and initiatives we will undertake in the pursuit of value creation around an acquired product.

Debt Corporate Debt Alternatives ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 17 In order of current preference 1 Improve operating performance to generate enough recurring cash flow to pay down and refinance debt 2 Acquire asset(s) that generate $25M - $40M of annual non-GAAP EBITDA and refinance entire debt balance along with financing for acquisition 3 Borrow high yield debt / Raise cash through a preferred non-voting stock instrument 4 Raise cash through issuance of common equity

Debt

VIVUS

Debt Bridge January 2019 to May 2020


$350
$300
$250
$200
$150
$100
$50
$0
$110
$181.4
$30
$75
$76.4
$110
$30
$76.4
$291.4M of Total Debt Nov 2018
$181.4M Pay Off Convertible Debt May 2020
$216.4M Total Debt May 31st 2020
Senior Debt
New Senior
Cash Used
New Second Lien
Convertible Debt

- **Total Debt as of Nov 2018**
- **$181.4M of Convertible Debt at 4.5% Interest Rate**
- **$110M of Senior Debt at 10.375% Interest Rate with Athyrium Capital**
- **Total Annual Interest Expense of $19.6M**

- **Use $75M of $115M of VIVUS Cash**
- **Borrow $30M of Senior Debt Pari Passu to Athyrium Capital Terms**
- **Raise $76.4M of Second Lien at ~12%**

- **Total Debt as of May 31st, 2020**
- **$140M of Senior Debt at 10.375% Interest Rate**
- **Raise $76.4M of Second Lien at ~12% per annum**
- **Total Annual Interest Expense of $23.48M**

- As of May 2020, based on current internal projections of EBITDA, VIVUS should be able to support senior secured debt amounts between $165M and $210M and support second lien debt in the range of $75M to $125M based on industry standard credit metrics as of Nov 2018
- Thus, as of May 2020, VIVUS believes we will have a debt cushion of approximately $23M to $118M

18

©2019 VIVUS Inc. All rights reserved

| www.vivus.com | Nasdaq: VVUS

INNOVATIVE THERAPIES-NOVEL PRODUCTS

Strategic Development VIVUS HEALTH PLATFORM ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 19 • As part of the relaunch of Qsymia and PANCREAZE we intend to launch the VIVUS HEALTH PLATFORM • We believe that an integrated approach to weight management yields a higher percentage of beneficial results • The planned platform integrates medical, pharmaceutical, nutritional and information technology to help and patient and their medical care team find their healthy weight

Strategic Development VIVUS HEALTH PLATFORM – Launching Q1 2019 Use Case Dependent NUTRITIONAL SCIENCE PHARMACEUTICAL SCIENCE Monitors PATIENT • • • • • • Sleep EKG Weight BMI BP Dietary Inputs ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 20

Strategic Development VIVUS HEALTH PLATFORM – WHY? ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 21 • The VIVUS HEALTH PLATFORM will allow VIVUS to partner with MD’s, Dieticians, Nutritionists, Self Insured Employers, Private and Public Insurers and most importantly Patients to achieve their healthy weight goals • The VIVUS HEALTH PLATFORM will allow VIVUS to generate revenue on a subscription and per member per month basis while delivering solid economic ROI’s to the aforementioned groups

Financials Financial Snapshot (in $MM, except per share data) Company Name Ticker Current Share Price (1/2/2019) 52 Week High 52 Week Low Vivus, Inc VVUS $ $ $ 2.34 9.90 2.52 Plus: Debt (Principal value) Convertible Notes, due 2020 Senior Secured Notes, due 2024 Less Cash and Investments 190.0 110.0 (115.1) Assets Cash and Investments Receivables Inventory Other Current Assets Liabilities $ 115.1 23.6 21.6 7.8 Accounts Payable Accrued Expenses Other Current Liabilities $ 4.5 31.9 2.2 Total Current Assets 168.1 Total Current Liabilities 38.6 Property & Equipment, Net Other Non-Current Assets 0.4 137.9 Long-Term Debt Other Non-Current Liabilties 300.2 3.9 Total Other Assets 138.3 Total Liabilities 342.7 Total Equity (36.3) Total Assets $ 306.4 Total Liabilities and Equity 306.4 ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 22 Balance Sheet, September 30, 2018 (in $MM) Enterprise value $ 209.8 Market Capitalization $ 24.9 Company Overview

Financials

VIVUS

Operating Results

	2017	2017 Q4	2018 Q1	2018 Q2	2018 Q3	LTM
Revenue:		(in $MMs, except per share data)				
Net product revenue	$ 44,983	$ 8,934	$ 9,632	$ 13,250	$ 16,484	$ 48,300
License and milestone revenue	7,500	-	-	-	-	-
Supply revenue	10,407	2,343	1,683	1,042	478	5,546
Royalty revenue	2,483	664	585	668	1,126	3,043
Total revenue	65,373	11,941	11,900	14,960	18,088	56,889
Operating expenses:						
Cost of goods sold, excluding amortization	16,643	3,845	2,630	3,286	3,484	13,245
Amortization of intangible asset	544	91	91	1,273	3,638	5,093
Research and development	5,263	1,204	1,403	2,042	2,102	6,751
Selling and marketing	16,638	2,959	4,279	3,521	3,096	13,855
General and Administrative	23,492	5,722	5,789	8,190	5,360	25,061
Total operating expenses	62,580	13,821	14,192	18,312	17,680	64,005
Income (loss) from operations	2,793	(1,880)	(2,292)	(3,352)	408	(7,116)
Interest and other expense (income):						
Interest expense (income), net	33,231	8,109	7,900	8,696	9,616	34,321
Other expense (income), net	71	81	449	522	(21)	1,031
Total interest expense and other expense (income), net	33,302	8,190	8,349	9,218	9,595	35,352
Income (loss) before income taxes	(30,509)	(10,070)	(10,641)	(12,570)	(9,187)	(42,468)
Provision for (benefit from) income taxes	2	5	12	4	36	57
Net income (loss)	$ (30,511)	$ (10,075)	$ (10,653)	$ (12,574)	$ (9,223)	$ (42,525)
Basic and diluted net loss per share:	$ (2.89)	$ (0.95)	$ (1.00)	$ (1.18)	$ (0.87)	$ (4.01)
EBITDA adjustments to operating income/loss						
Depreciation/amortization	811	155	157	1,338	3,702	5,352
Stock Compensation	2,942	721	925	1,049	676	3,371
EBITDA	6,546	(1,004)	(1,210)	(965)	4,786	1,607
Less non-recurring (revenue)/expenses	(7,500)	-	-	2,034	-	2,034
Change in Accounting Estimate	(6,037)	-	-	-	-	-
Recurring EBITDA	(6,991)	(1,004)	(1,210)	1,069	4,786	3,641

23

©2019 VIVUS Inc. All rights reserved
| www.vivus.com | Nasdaq: VVUS

INNOVATIVE THERAPIES-NOVEL PRODUCTS

Overview Management Focus Next 24 Months ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 24 •Drive Qsymia revenue and profitability with the Transformative Pharmaceutical Operating Model •Re-launch PANCREAZE in Q1 2019 •New sales team and excellent market insights •Leverage the Transformative Pharmaceutical Operating Model •Continue addressing the $181.4M of convertible notes due in May 2020 by driving operating performance and maintaining financial discipline while carefully considering our financing alternatives •Accelerate development of VI-0106 •Obtain additional regulatory approvals and partners in open territories for STENDRA/SPEDRA and certain strategic territories for Qsymia •Acquire additional cash flow positive healthcare/pharmaceutical assets •Launch VIVUS HEALTH PLATFORM

Thank You ©2019 VIVUS Inc. All rights reserved | www.vivus.com | Nasdaq: VVUS 25